UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 9, 2006

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-22273	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC		29456
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code        (843) 740-7015

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                           ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 9, 2006, we received a letter contract from the United States Marine Corps. This is an Indefinite Delivery/Indefinite Quantity award with a maximum ordering quantity of 200 Joint EOD Rapid Response Vehicles and 80 Buffalo vehicles, subject to definitization. If fully exercised by the U.S. Marine Corps, the total estimated contract value will be $214,124,450. Also on November 9, 2006, we received the first delivery order pursuant to the letter contract to provide the U.S. Marine Corps with 100 Joint EOD Rapid Response Vehicles and 44 Buffalo vehicles with associated manuals, deployment kits, field representative support and training. The total value of this initial order is approximately $125,000,000. We anticipate that the U.S. Marine Corps will order the maximum quantity under the letter contract.

The foregoing description of the terms and conditions of the letter contract is qualified in its entirety by, and made subject to, the more complete information set forth in the letter contract filed as an exhibit to the Form 8-K filed on November 14, 2006 and incorporated herein by reference.

This report may contain forward-looking statements that involve risks and uncertainties.  We generally use words such as “believe,” “may,” “could,” “will,” “intend,” “expect,” “anticipate,” “plan,” and similar expressions to identify forward-looking statements.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our Form 10-K and other reports filed with the Securities and Exchange Commission.  Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations.  We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
10.1	Letter Contract issued to the Company by the United States Marine Corps dated November 9, 2006 (included as Exhibit 10.1 to the Form 8-K filed November 14, 2006 and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date	November 15, 2006

/s/ Gordon McGilton
(Signature)

Name: Gordon McGilton
Title: Chief Executive Officer